SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 22, 2004

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      01-19890                     76-0172936
    ---------------                -----------              --------------------
    (State Or Other                (Commission                  (IRS Employer
    Jurisdiction Of                File Number)              Identification No.)
    Incorporation)

     One  Millenium  Way
     Branchburg, New Jersey                                             08876
    -------------------------------------------------------------------------
   (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit 99.1 - Press release dated July 22, 2004


ITEM  9.  REGULATION  FD  DISCLOSURE

Executive  Officers
-------------------
Young McGuinn was appointed to the position of Vice President, Manufacturing Operations of LifeCell effective July 19, 2004. Ms. McGuinn joined LifeCell after 15 years with Merck & Company, most recently as Executive Director - Global Planning, Merck Manufacturing Division.

Bill Barnhart was appointed Senior Vice President, Quality & Regulatory Affairs effective July 19, 2004. Mr. Barnhart previously served as Senior Vice President of Operations since joining LifeCell in August 1999.


FDA  Status  of Graft Jacket(R)
----------------------------
As previously disclosed, in 2002, the Food and Drug Administration ("FDA") requested information from LifeCell to support LifeCell's position that GraftJacket is an HCT/P (human cellular and tissue-based products) eligible for human tissue regulation. During 2003 and 2004, Lifecell provided information to the FDA to support its belief that Graft Jacket is eligible for human tissue regulation. The Tissue Reference Group of the FDA notified LifeCell that they concurred with LifeCell's position and that GraftJacket will continue to be regulated solely as a HCT/P when marketed for use as a periosteal patch, or to provide supplemental support, protection and reinforcement of repaired rotator cuff or tendon or in hand surgery.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 22, 2004, LifeCell issued a press release regarding results for the second quarter ended June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by LifeCell pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding LifeCell's results of operations and financial condition as of, and for the quarter ended June 30, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LIFECELL  CORPORATION


                                          By:  /s/ Steven T. Sobieski
                                             ----------------------------------
                                               Steven T. Sobieski
                                               Chief Financial Officer


Date:   July 22, 2004


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